Energy Efficiency Reimagined NASDAQ: TGEN 31st Annual Roth Conference March 19, 2019

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 2

John Hatsopoulos Co-Founder, Director Retired President and Vice Chairman of the board of directors of Thermo Electron Corp. (now Thermo Fisher Scientific) Developed Thermo’s famous ‘spinout’ strategy, resulting in the spinout of 24 public companies from the parent Raised nearly $5B from 1990 – 1998 as Thermo’s CFO for the parent company and it’s various spinout subsidiaries Board of Directors of the American Stock Exchange from 1994 – 2000 Former “Member of the Corporation” of Northeastern University 3

Benjamin Locke CEO, Director Joined company as General Manager in 2013 Director of Business Development at Metabolix from 2001 to 2013 Previously served as Vice President of Research at Innovative Imaging Systems Led Tecogen to profitability in 2017 Enhanced Tecogen Product Offerings Expanded addressable markets for Tecogen systems Developing strategic partnerships and acquisitions for future growth 4

Tecogen Advanced Modular Energy Systems Heat, Power, and/or Cooling that is: Cheaper Industry leading efficiency and reduced exposure to expensive electricity Cleaner Proprietary near-zero emissions technology, GHG reductions More reliable Real-time monitoring, blackout protection, and improved grid resiliency All of Tecogen’s equipment is powered by efficient natural gas equipped with Tecogen’s patented Ultera Emission Control 5

Clean Energy Products Microgrid CHP Gas Chillers Efficient CHP Resiliency and Savings Hot and Cold Water Energy Savings Emissions Clean Energy and Energy Reduction Resiliency From Production Criteria Pollutant Elimination Central Electric Utility On-site utility 6

Sustainable Competitive Advantage Proprietary and patented Creates value proposition technology for customers that drives Ultera Emission control ✓ Revenue Growth Inverter microgrid architecture ✓ Robust Gross Margins ✓ Proprietary PMG technology Repeat Business Natural gas engine optimization In-house engineering and installation Fully integrated on-site service and maintenance 7

Born to Innovate 2013: Patent 2014: IPO and 2016: Roll out of 2017: Acquisition 2018: ETL certification dramatically awarded for Ultera listing on of American DG to ANSI/UL 1741 SA for emissions upgraded NASDAQ: Energy smart inverters technology TGEN InVerde e+ 2000: Investor 2003: First (and 2008: Roll out group led by John only) engine driven of original Originally founded as an energy technology R&D and George CHP module to InVerde Hatsopoulos obtain full cogeneration center within Thermo Electron Corp. (now Thermo acquires Tecogen California Electric unit Rule 21 Fisher Scientific) Certification 8

Diverse Core Customer Base Installed Base at YE ‘17 2017 Revenue by Stream NOTE: Energy Production Broad Sales Pipeline revenue acquired in May, 2017 ✓ Health Care Energy Direct Sales Effort 10% Production ✓ 12% ESCOs Multi-Unit Cogeneration 25% ✓ Education Residential Building Management 15% 39% Installations Companies 23% ✓ Industrial & Chiller & Other Engineering Firms Manufacturing Products 10% 14% ✓ Energy Efficiency Other Service Consultants 15% Hospitality & Contracts Recreation 26% 11% Stable service revenue provide balance Over 3,000 units to faster growing and more volatile installed to-date product and installation revenues 9

Substantial Core Business Growth Opportunities Inexpensive and abundant $40+ billion market natural gas for clean, reliable Grid Improving resiliency regulatory and blackout CHP systems* environment protection Evolving market conditions encourage adoption Demand response incentives Direct cash and demand incentives charge avoidance Federal investment tax credit *Global Market Insights: Global Combined 10 Heat and Power Market Report, April 2017

Cogeneration (CHP): Electricity and Heat Modular and scalable Ideal for Best in class electrical efficiency • Locations with many beds and showers: hotels, 60-125 kW, scalable to 1MW+ dormitories, apartment buildings, prisons Remote monitoring • Light manufacturing and industrial facilities with hot water requirements • Fitness centers ✓ Proprietary inverter ✓ CERTS certified microgrid system ✓ Blackout protection 11

Mechanical CHP: Tecochill The only natural gas engine Ideal for driven chiller on the market • Hospitals 30-60% cheaper to operate than equivalent electric • Indoor agriculture chillers • Light manufacturing and industrial 50-400 tons of cooling capacity facilities with both cooling and heating requirements “Free” waste heat and clean carbon dioxide emissions stream may be repurposed for indoor • Sports facilities: Swimming pools, ice agriculture applications rinks Eligible for similar incentives as CHP Sales cycle more transactional and predictable 12

Indoor Agriculture Poised for Exponential Growth 5x growth over five years (Agrilyst) Cannabis is primary near-term driver Leafy greens, herbs, and tomatoes are also Unique Value Proposition for attracting capital Indoor Farming Typically located near urban centers, high electric rates, available natural gas Tecochill chillers eliminates need to upgrade electrical infrastructure Heat recovery for dehumidification Substantial capital investment in grow facilities 13

Mechanical CHP: TecoFrost Natural Gas Engine Ammonia Ideal for Refrigeration System • Cold storage Successful product in ‘80s, ‘90s • Food processing (Dairy, meat, poultry) • Fermentation, wineries, bottling Manufacturing partner – Emerson/Vilter • Typical hybrid installation with existing Industrial refrigeration market $24.5 billion by 2024 electric systems 2019 Sales rollout in US at IIAR • Substantial savings in areas with high Substantial international sales opportunity with electric rates Tecogen/Vilter partners, reps Less factory service requirements for operation 14

Ultera Emissions: Eliminates Criteria Pollutants Non-invasive emissions system Reduces criteria pollutants (NOx, NMOG, CO) to near zero fuel-cell equivalent levels Substantial and growing patent portfolio on core technology Installed on virtually all Tecogen equipment Simple retrofit to existing engines with no performance loss Proven in many engine systems: Tecogen, Ford, GM, Caterpillar, Generac, etc. South Coast Air Quality Management District (SCAQMD) of southern California has reset its Best Available Control Technology (BACT) standard for non-emergency engine-driven generators to a level that rich-burn engines can only achieve when equipped with Ultera 15

Ultera Emissions Technology Expansion into Vehicle Markets Significant upside for Ultera emissions technology to automotive, truck and fork truck industries 16

Ultera Emissions Development Status Fork trucks must meet strict emissions standards Affordability, distribution network, and power profile make propane the fuel of choice Propane powered Batteries/ fuel cells greatly compromise performance fork trucks Funded in part by the Propane Council (PERC) Test of retrofitted fork truck very successful 2H ‘18 demonstration with fork truck/engine partner Mitsuibishi Caterpillar Folklift of America (MCFA) Successful Phase 1 and 2 testing validated proof of Gasoline powered concept in light truck, small passenger vehicle passenger and Contract in place with research institute to optimize light duty vehicles catalyst formations for gasoline powered engines Future phases to focus on fleet retrofits 17

Sustained Positive Financial Results T4Q Adjusted EBITDA 3Q ‘18 Revenues of $7.9 million Quarterly with T4Q Average (green line) - $Thousands T4Q revenue of $37 million $1,000 Revenue growth on T4Q basis year over year of $500 23% T4Q gross profit of $13.7 million $0 Sustained step change to profitability originally -$500 achieved in 3Q’16 Qtrly Adjusted EBITDA -$1,000 T4Q Adjusted EBITDA* of $248K for 3Q’18 Average EBITDA T4Q -$1,500 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 *Adjusted EBITDA is defined as net income (loss) attributable to Q1 2014 Tecogen Inc., adjusted for interest, depreciation and amortization, unrealized gain or loss on securities, stock based compensation Sustained step change expense, and one-time merger related expenses. to profitability 18

3Q’18 Summary of Results YoY Increase $ in thousands 3Q’18 3Q’17 Comments (Decrease) Revenue Products $ 2,765,094 $ 2,425,616 $ 339,478 14.0% Highlighted by chiller sales Service 3,713,770 4,519,467 (805,697) -17.8% Decrease in turnkey installations Energy Production 1,459,820 1,556,115 (96,295) -6.2% Total Revenue 7,938,684 8,501,198 (562,514) -9.7% Gross Profit Products $ 1,069,747 $ 887,101 $ 182,646 Additional gross profit from increased product sales Service 1,196,560 1,538,013 (341,453) Energy Production 616,791 832,917 (216,126) Energy production was higher than expected in 3Q'17 Total Gross Profit 2,883,098 3,258,031 (374,933) -11.5% Gross Margin: % Products 38.7% 36.6% 2.1% Stronger margins seen in both cogen and chiller sales Service 32.2% 34.0% -1.8% Installation business brings tighter profit than contract maintenance Energy Production 42.3% 53.5% -11.3% Energy production margin is in line with long term expectations Total Gross Margin 36.3% 38.3% -2.0% Operating Expenses General & administrative $ 2,582,600 $ 2,427,352 $ 155,248 Merger related expenses accounts for about half of this increase Selling 581,716 503,415 78,301 Additional selling efforts Research and development 281,094 241,725 39,369 R&D activities in connection with the forklift project Additional R&D and selling expenses account for some of this Total Operating Expenses 3,445,410 3,172,492 272,918 8.6% difference Gain (loss) on marketable securities 19,681 - 19,681 Adjusted EBITDA (see reconciliation) $ (258,655) $ 295,755 $(554,410) See detailed reconciliation Strong Q3 product Consistently strong Investing in our revenue growth gross margin future 19

Recent Financial Updates Site Sale with SDCL: 3/8/19 Financial stability to Sustainable Development Capital LLP execute on company goals $7 mm for 8 agreements ✓ Expand chiller product sales Proceeds for continued product expansion ✓ Strengthens balance sheet, eliminates Grow revenue, profitability debt ✓ Ultera value creation 20

Contact Information Company Information Tecogen, Inc. 45 First Ave Waltham, MA 02451 NASDAQ: TGEN www.tecogen.com Contact Benjamin Locke, CEO Energy Efficiency Reimagined 781.466.6402 Benjamin.Locke@Tecogen.com John Hatsopoulos, Chairman Emeritus 781.622.1120 John.Hatsopoulos@Tecogen.com 21

Appendix Management team Board of Directors Tecogen Inc Company Information Detailed financial information NASDAQ Ticker TGEN Cogeneration InVerde e+ data Cogeneration savings case study Recent Stock Price ~$3.85/sh Tecochill chiller data 52-week Range $2.30 - $4.00/sh Indoor agriculture Shares Outstanding (06/30/18) 24.82 million Ilios water heater data Ultera emission technology diagram Market Capitalization ~$96 million Emission reduction comparison chart Ownership of Directors, Officers, 19.6% Standby generator emissions test results and their family trusts (06/30/18) AVL car emissions test results Total Assets (06/30/18) $51.5 million Fork truck emissions test results Membership: Russell Microcap® Index 22

Management Team Benjamin Robert Bonnie Jack Locke Panora Brown Whiting Chief Executive Officer President, COO Chief Accounting General Counsel • Joined company as general • General Manager of Officer • Prior to joining Tecogen in manager in 2013 Tecogen’s product group • CFO of American DG 2018, was VP, General • Director of Business since 1990 Energy from 2015 to Counsel & Secretary of Development at Metabolix • Manager of Product merger GeNO LLC (2012-2017), Levitronix LLC (2009-2011), from 2001 to 2013 Development, Engineering, • Previously CFO of Tecogen and Operations since 1984 and American Renal • Previously served as Vice from 2007 to 2014 Associates (2002-2008) President of Research at • Joined Tecogen in 2005 as • Associate General Counsel Innovative Imaging Controller Systems of Thermo Electron from • Partner at Sullivan, Bille, 1996 to 2002 • Responsible for Tecogen PC, a regional accounting growth and profitability firm prior to joining Tecogen 23

Board of Directors Angelina Galiteva Charles Maxwell Deanna Peterson John Hatsopoulos Director, Board Chairwoman Director, Chair of Audit Committee Director Director ▪ ▪ ▪ ▪ Chair of the Company since 2005 Company Director since 2001 Company Director since 2017 Chairmain Emeritus, Retired CEO and Director of the Company ▪ ▪ 40 years of energy sector specific ▪ Chief Business Officer of AVROBIO Founder and Chair of the Board for the organization in 2000 to 2018 Renewables 100 Policy Institute, a non- experience with major oil companies and since 2016 ▪ profit entity dedicated to the global investment banking firms Co-Founder for Thermo Electron ▪ Vice President of Business Development advancement of renewable energy ▪ Corp., now Thermo Fisher Scientific Former Senior Energy Analyst with at Shire Pharmaceuticals from 2009 to solutions since 2008 (NYSE: TMO) Weeden & Co. 2015 ▪ ▪ As Thermo Electron CFO, grew Chairperson at the World Council for ▪ Board Chairman of American DG Energy, ▪ Led development, priorization and company from a market Renewable Energy and Board member Inc. of the Governors of the California ISO execution of Shire‘s overall corporate capitalization of ~$100 million in and business development strategies 1980 to over $2.5 billion Ahmed Ghoniem Keith Davidson Benjamin Locke Director Director Director ▪ Company Director since 2008 ▪ Company Director since 2016 ▪ Company Director since 2018 ▪ Ronald C. Crane Professor of ▪ President of DE Solutions, a consulting ▪ Joined company as general Mechanical Engineering at MIT and engineering firm serving the manager in 2013 distributed energy markets ▪ Director of the Center for 21st Century ▪ Director of Business Development Energy and Head of Energy Science ▪ Former Director of the Gas Research at Metabolix from 2001 to 2013 and Engineering at MIT Institute and past President of the ▪ Former Vice President of Research American Cogeneration Association ▪ Associate Fellow of the American at Innovative Imaging Systems Institute of Aeronautics and Astronautics ▪ 25 years of experience in energy and ▪ Responsible for Tecogen growth environmental technology development and profitability and implementation 24

3Q ‘18 Financial Metrics: Revenues, Margins, Growth Quarter Ended September Four diverse revenue streams providing a mix of YoY % of $ in thousands 2018 2017 transactional and annuity like revenue streams Growth Total Rev Revenue Product revenue grew 14%, with chillers gaining Cogeneration $ 1,664 $ 1,842 -9.7% 21.0% 89%, year over year Chiller 1,101 583 88.7% 13.9% Total Product Revenue 2,765 2,426 14.0% 34.8% Product gross margin improved 6% year over Service Contracts and Parts 2,066 2,110 -2.1% 26.0% Installation Services 1,648 2,410 -31.6% 20.8% year Total Service Revenue 3,714 4,519 -17.8% 46.8% Energy Production 1,460 1,556 -6.2% 18.4% Turnkey installation included in service Total Revenue $ 7,939 $ 8,501 -6.6% 100.0% operations facilitates both product and service Cost of Sales revenue Products $ 1,695 $ 1,539 10.2% Services 2,517 2,981 -15.6% Energy production revenue provided $1.5 Energy Production 843 723 16.6% million of stable cash flow with gross margin of Total Cost of Sales $ 5,056 $ 5,243 -3.6% 42.3%, exceeding expectations Gross Profit $ 2,883 $ 3,258 -11.5% 36.3% Net loss attributable to Tecogen Inc. $ (603) $ 27 Overall gross margin of 36.3%, down by 2% year over year Gross Margin Products 38.7% 36.6% Overall gross margin on a T4Q basis of 37.1% Services 32.2% 34.0% Aggregate Products and Services 35.0% 34.9% Total revenue growth on a T4Q basis of 23% Energy Production 42.3% 53.5% Overall 36.3% 38.3% 25

Consistent Financial Progress ADJUSTED EBITDA* 3Q ‘18 Compared to 3Q ‘17 Backlog - Product and Installation Services Adjusted EBITDA 3Q'18 3Q'17 $ Millions $25.0 Non-GAAP financial disclosure $20.0 Net income (loss) attributable to Tecogen Inc. $ (603,037) $ 27,211 Interest expense & other expense, net 9,531 30,393 $15.0 Income tax expense 3,815 - Depreciation & amortization, net 199,938 160,061 $10.0 EBITDA (389,753) 217,665 $5.0 Stock based compensation 55,330 40,645 Merger related expenses 75,768 37,445 $- Adjusted EBITDA $ (258,655) $ 295,755 Jul-15 Jul-16 Jul-17 Jul-18 Jan-15 Jan-16 Jan-17 Jan-18 Sep-15 Sep-16 Sep-17 Sep-18 Nov-15 Nov-16 Nov-17 Nov-18 Mar-15 Mar-16 Mar-17 Mar-18 May-15 May-16 May-17 May-18 Steady growth in the backlog *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc., adjusted for interest, depreciation and amortization, translates to revenue growth stock based compensation expense, unrealized gain or loss on equity securities and merger related expenses. 26

Consistent Financial Progress Trailing 4 Quarters (%) Revenue: Trailing 4 Quarters 50% 20,000 18,000 46% 16,000 Thousands 14,000 42% 12,000 G&A and Selling Costs as % of Revenue 10,000 38% Gross Margin 8,000 6,000 4,000 34% 2,000 - 30% 2014 2014 2014 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Product Service Energy Q2 2014 Energy production revenue Declining operating expenses as a acquired in May, 2017 percentage of revenue demonstrates scalability with revenue growth 27

InVerde e+ Data Best in class efficiency: 33% electrical, 94% overall (LHV) Ideal for markets with commercial electric rates over $0.12/kWh Variable speed operation from 10kW to 125 kW with superior part-load efficiency Fully scalable to multi-MW system Cloud-based real-time performance monitoring Indoor and outdoor installation Dimensions (indoor 7’6”x4’0”x5’9” / outdoor 7’10”x4’11”x6’4”) Weight (indoor 4,300 lbs / outdoor 4,800 lbs) Acoustic Level: 69 dBa @ 20’ Operating Temperature Range: -4⁰ to 104⁰ F (-20⁰ to 40⁰ C) Smart Inverter Technology UL 1741 and UL 2200 certified Unique CERTS-Microgrid capability enables grid-independent Energy savings can pay operation back initial investment in Only inverter-based CHP system that meets NFPA’s Type 10 as few as 2-5 years Emergency Power Supply System rapid blackstart standard Demand Response capable for automatic dispatching 28

Cogeneration Case Study Electrciity Savings $18,000 Heat Savings $300,000 Cumulative Savings (RHS) $15,000 $250,000 Location: 205 West End Ave, New York City $12,000 $200,000 What: Two InVerde’s that went into service in $9,000 $150,000 April, 2016 $6,000 $100,000 Cumulative Savings: $300 thousand over first 24 $3,000 $50,000 months of operation $0 $0 Apr-16 Oct-16 Apr-17 Oct-17 Jun-17 Jun-16 Feb-17 Feb-18 Aug-16 Aug-17 Dec-17 Expected Payback Period: 4 to 6 years Dec-16 Electricity Generation: MWH (RHS) 28.0% 130 Total Electric Generation: 2,219 MW-Hours Electrical Efficiency 27.5% Average Electrical Efficiency: 27.1% 110 Total Efficiency: 63.3% with 51.5% of captured 27.0% heat utilized 26.5% 90 26.0% Source of Operational Data: NYSERDA DG Integrated Data System 70 25.5% 25.0% 50 Apr-16 Oct-16 Apr-17 Oct-17 Jun-16 Jun-17 Feb-17 Feb-18 Dec-16 Dec-17 Aug-16 Aug-17 29

Tecochill Data Only natural gas engine driven chiller available Widely deployed across North America Utilizes less than 1% of the electricity of competing electric chillers, which can be supplied by small retail generator (<3kW) Eliminates exposure to on-peak electric demand charges Cloud-based real-time performance monitoring and system control Variable engine speed operation for excellent part load performance and longer life RT Series STx Series DTx Series Cooling Capacity (tons) 50 150-200 300-400 Dimensions Length 18’4” 13’10” 14’3” Height 7’11” 4’4” 7’0” Width 5’6” 6’9” 7’7” Operational Weight (lbs) 8,300 11,750 23,650 30

Ultera Emission Technology Fuel Cell Slayer: Enables internal combustion engine to achieve emissions similar to a fuel cell Design fits well Internal Engine tuned to within existing Combustion run slightly rich fork truck Engine architecture and does not require First Stage First stage significant Catalyst eliminates NOx reengineering Lowering exhaust Ultera on roof of outdoor InVerde Heat temperature prevents Exchanger reformation of NOx in second stage Second stage Second Stage Clean CO2 eliminates CO Catalyst Stream 31

Stationary Emissions Reduction Comparison 30 NOx CO 70 ppm 25 20 15 Emissions Emissions [ppm 15% @ O2] 10 CARB CHP CO Standard4 5 CARB CHP NOx Standard4 (Note 5) (Note 5) 0 Tecogen Ultera Microturbine Fuel Cell Engine BACT 1) Tecogen emissions based upon actual third party source test data 2) Microturbine and Fuel Cell NOx data from California Energy Commission, Combined Heat and Power Market Assessment 2010, by ICF International 3) Stationary engine BACT as defined by SCAQMD prior to reset of BACT to Rule 1110.2 standard on 2/2/18. 4) Limits represent CARB 2007 emission standard for Distributed Generation with a 60% (HHV) Overall Efficiency credit 5) CO data not available for microturbine and fuel cell 32

Forklift Truck Emissions Test Results Low NOx Tuning Test (low loading) 100 2000 CO - Pre Ultera 90 1800 CO - Post Ultera 80 1600 NOx - Pre Ultera 70 1400 NOx - Post Ultera 1200 60 1000 50 CO [ppm] CO 800 40 NOx [ppm]NOx 600 30 400 20 200 10 0 0 1100 1160 1220 1280 1340 1100 1160 1220 1280 1340 Runtime [sec] Runtime [sec] Near-zero NOx levels achieved with simple engine control tuning (reprogramming) 33